15. Employment Agreements	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Employment Agreements

On November 15, 2013, as a closing condition to the Merger, the Company entered into five-year employment agreements with Andy Heyward, to serve as Chief Executive Officer, and Amy Moynihan Heyward, to serve as President of the Company, for which each was to receive an annual base salary of $200,000 and $180,000, respectively. Effective August 28, 2016, Amy Moynihan Heyward resigned from her position as President of the Company but will remain on the Board of Directors.

Effective July 14, 2014, the Company employed Stone Newman in the newly created operating position of President - Worldwide Consumer Products and executed a three-year employment agreement which either party may terminate on the twelfth and twenty-fourth month anniversary upon thirty (30) days’ notice. Mr. Newman has oversight over all consumer products, licensing and merchandising sales and rights for the Company’s brands and programming as well as certain brands he previously managed prior to his employment by the Company. The agreement provides Mr. Newman with an annual salary of $275,000.

Effective April 18, 2016, the Company entered into an employment agreement with Rebecca Hershinger for the position of Chief Financial Officer. Ms. Hershinger will be entitled to be paid a salary at the annual rate of $175,000 per year, which salary will be increased to $190,000 per year not later than October 1, 2016. The term of the agreement is one year with a mutual option for an additional one-year period. Ms. Hershinger was reimbursed for certain moving and related expenses associated with her relocation from Park City, Utah to Los Angeles, California. In addition, Ms. Hershinger is received a grant of stock options commensurate with those given to the Company’s Executive Vice President and is entitled to receive an annual discretionary bonus based on her performance.